SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 11, 2009
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code — (212) 495-1784
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On May 11, 2009, The Bank of New York Mellon Corporation entered into an underwriting agreement (the “Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives for several underwriters, for the public offering of up to 48,300,000 shares of its common stock ($0.01 par value). A copy of the Agreement is filed as Exhibit 1.1 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	EXHIBITS.

Exhibit
Number	Description
1.1	Underwriting Agreement dated May 11, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: May 15, 2009	By:	/s/ Arlie R. Nogay
		Name:	Arlie R. Nogay
		Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement dated May 11, 2009.	Filed herewith